Nature of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Nature of Business and Summary of Significant Accounting Policies

(1) Nature of Business and Summary of Significant Accounting Policies

(a)	Nature of Operations

Textainer Group Holdings Limited (“TGH”) is incorporated in Bermuda. TGH is the holding company of a group of corporations, Textainer Group Holdings Limited and subsidiaries (collectively, the “Company”), involved in the purchase, management, leasing and resale of a fleet of marine cargo containers. The Company manages and provides administrative support to the affiliated and unaffiliated owners (the “Owners”) of the containers and structures and manages container leasing investment programs.

The Company conducts its business activities in three main areas: Container Ownership, Container Management and Container Resale.  These activities are described below (also see Note 13 “Segment Information”).

Container Ownership

The Company’s containers consist primarily of standard dry freight containers, but also include refrigerated and other special-purpose containers. These containers are financed through retained earnings; revolving credit facilities, secured debt facilities and a term loan provided by banks; bonds payable to investors; and a public offering of TGH’s common shares. Expenses related to lease rental income include direct container expenses, depreciation expense and interest expense.

Container Management

The Company manages, on a worldwide basis, a fleet of containers for and on behalf of the Owners.

All rental operations are conducted worldwide in the name of the Company who, as agent for the Owners, acquires and sells containers, enters into leasing agreements and depot service agreements, bills and collects lease rentals from the lessees, disburses funds to depots for container handling, and remits net amounts, less management fees and commissions, to the Owners. Revenues, customer accounts receivable, fixed assets, depreciation and other operating expenses, and vendor payables arising from direct container operations of the managed portion of the Owners’ fleet have been excluded from the Company’s financial statements.

Management fees are typically a percentage of net operating income of each Owner’s fleet and consist of fees earned by the Company for services related to the management of the containers, sales commissions and net acquisition fees earned on the acquisition of containers. Expenses related to the provision of management services include general and administrative expense, short-term and long-term incentive compensation expense and amortization expense.

Container Resale

The Company buys and subsequently resells used containers (trading containers) from third parties. Container sales revenue represents the proceeds on the sale of containers purchased for resale. Cost of containers sold represents the cost of equipment purchased for resale that were sold as well as the related selling costs. The Company earns sales commissions related to the sale of the containers that it manages.

(b)	Principles of Consolidation and Variable Interest Entity

The consolidated financial statements of the Company include TGH and all of its subsidiaries in which the Company has a controlling financial interest. All significant intercompany accounts and balances have been eliminated in consolidation.

The Company determines whether it has a controlling financial interest in an entity by evaluating whether the entity is a variable interest entity (“VIE”) or a voting interest entity (“VME”). If it is determined that the Company does not have a variable interest in the entity, no further analysis is required and the Company does not consolidate the entity.

On December 20, 2012, the Company’s wholly-owned subsidiary, Textainer Limited (“TL”), purchased 50.1% of the outstanding common shares of TAP Funding Ltd. (“TAP Funding”) (a Bermuda company) from TAP Ltd. (“TAP”). Both before and after this purchase, TAP Funding leases containers to lessees under operating, direct financing and sales-type leases. TAP is governed by members and management agreements and the Company’s wholly-owned subsidiary, Textainer Equipment Management Limited (“TEML”), manages all of TAP Funding’s containers, making day-to-day decisions regarding the marketing, servicing and design of TAP Funding’s leases.  TL’s purchase of a majority ownership of TAP Funding’s common shares allowed the Company to increase the size of its owned fleet at an attractive price.  Under TAP Funding’s members agreement, TL owns 50.1% and TAP owns 49.9% of the common shares of TAP Funding.  As common shareholders, TL has two voting rights and TAP has one voting right of TAP Funding, with the exception of certain matters such as bankruptcy proceedings and the incurrence of debt and mergers and consolidations, which require unanimity. TL also has two seats and TAP has one seat on TAP Funding’s board of directors. In addition, TL has an option to purchase the remaining outstanding common shares of TAP Funding held by TAP during the period beginning January 1, 2019 and through December 1, 2020 for a purchase price equal to the equity carrying value of TAP Funding plus 6% of TAP’s percentage ownership interest in TAP Funding minus the sum of any and all U.S. federal, state and local taxes of any nature that would be recognized by TL if TAP Funding was liquidated by TL immediately after TL purchased its shares.

TAP Funding is a VME and the Company consolidates TAP Funding as the Company has a controlling financial interest in TAP Funding, in which TL owns 50% or more voting interest. TAP Funding’s profits and losses are allocated to TL and TAP on the same basis as their ownership percentages. The equity owned by TAP in TAP Funding is shown as a noncontrolling interest on the Company’s consolidated balance sheets and the net income (loss) attributable to the noncontrolling interest’s operations is shown as net (income) loss attributable to the noncontrolling interests on the Company’s consolidated statements of comprehensive income (loss).

The Company has a joint venture, TW Container Leasing, Ltd. (“TW”) (a Bermuda company), between TL and Wells Fargo Container Corp. (“WFC”). The purpose of TW is to lease containers to lessees under direct financing leases. TW is governed by members, credit and management agreements.  Under the members agreement, TL owns 25% and WFC owns 75% of the common shares and related voting rights of TW. TL also has two seats and WFC has six seats on TW’s board of directors, with each seat having equal voting rights, provided, however, that the approval of at least one TL-appointed director is required for any action of the board of directors. Under a credit agreement with Wells Fargo Bank, N.A. (“WFB”), TW maintains a credit facility with an outstanding balance of $97,148 as of December 31, 2017.  TW is required to make monthly principal pay down from its available funds, net revenue collection after interest payment, interest rate hedging payment and certain management fees, until the outstanding balance is fully repaid and prior to final maturity (see Note 12 “Secured Debt Facilities, Credit Facilities, Term Loan and Bonds Payable, and Derivative Instruments”). Both WFC and WFB are directly and indirectly wholly-owned subsidiaries of Wells Fargo and Company. The remaining cost of originating direct financing leases will be provided in the form of capital contributions from TL and WFC, split 25% and 75%, respectively. Under the management agreement, TEML manages all of TW’s containers, making day-to-day decisions regarding the marketing, servicing and design of TW’s direct financing leases.

The Company has determined that it has a variable interest in TW and that TW is a VIE. The Company consolidates TW as the Company has determined that it is the primary beneficiary of TW by its equity ownership in the entity and by virtue of its role as manager of the vehicle, namely that the Company has the power to direct the activities of TW that most significantly impact TW’s economic performance. The book values of TW’s direct financing and sales-type leases and related debt as of December 31, 2017 and 2016 are disclosed in Note 7 “Direct Financing and Sales-type Leases” and Note 12 “Secured Debt Facilities, Credit Facilities, Term Loan and Bonds Payable, and Derivative Instruments”, respectively.

The majority of the container equipment included in the accompanying consolidated financial statements is owned by TL, Textainer Marine Containers II Limited (“TMCL II”), Textainer Marine Containers III Limited (“TMCL III”), Textainer Marine Containers IV Limited (“TMCL IV”) and Textainer Marine Containers V Limited (“TMCL V”), all Bermuda companies and all of which were wholly-owned subsidiaries of the Company as of December 31, 2017 and 2016.

(c)	Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents are comprised of interest-bearing deposits or money market securities with original maturities of three months or less. The Company maintains cash and cash equivalents and restricted cash (see Note 14 “Commitments and Contingencies—Restricted Cash”) with various financial institutions. These financial institutions are located in Bermuda, Canada, Hong Kong, Malaysia, Singapore, the United Kingdom and the United States. A significant portion of the Company’s cash and cash equivalents and restricted cash is maintained with a small number of banks and, accordingly, the Company is exposed to the credit risk of these counterparties in respect of the Company’s cash and cash equivalents and restricted cash. Furthermore, the deposits maintained at some of these financial institutions exceed the amount of insurance provided on the deposits. Restricted cash is excluded from cash and cash equivalents and is included in long-term assets.

In November 2016, the FASB issued Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”). The Company early adopted ASU 2016-18 on April 1, 2017, which resulted in a $24,161 decrease in net cash used in financing activities and the inclusion of restricted cash balances of $33,917 and $58,078 to the beginning of the year and end of the year cash, cash equivalents and restricted cash, respectively, in the Company’s consolidated statements of cash flows for the year ended December 31, 2016. This also resulted in a $26,393 increase in net cash used in financing activities and the inclusion of restricted cash balances of $60,310 and $33,917 to the beginning of the year and end of the year cash, cash equivalents and restricted cash, respectively, in the Company’s consolidated statements of cash flows for the year ended December 31, 2015 (see Note 1(t) “Recently Issued Accounting Standards”).

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the consolidated balance sheets that sum to the total of the same such amounts shown in the consolidated statements of cash flows:

	2017	2016	2015
Cash and cash equivalents	$137,894	$84,045	$115,594
Restricted cash included in long-term assets	99,675	58,078	33,917
Cash at end of period	$237,569	$142,123	$149,511

(d)	Intangible Assets

Intangible assets, consisting primarily of exclusive rights to manage container fleets, are amortized over the expected life of the contracts based on forecasted income to the Company.  The contract terms range from 11 to 13 years.  The Company reviews its intangible assets for impairment if events and circumstances indicate that the carrying amount of the intangible assets may not be recoverable. The Company compares the carrying value of the intangible assets to expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying amount exceeds expected undiscounted cash flows, the intangible assets shall be reduced to their fair value.

(e)	Lease Rental Income

Leasing income arises principally from the renting of containers owned by the Company to various international shipping lines. Revenue is recorded when earned according to the terms of the container rental contracts. These contracts are typically for terms of three to five years, but can vary from one to eight years, and are generally classified as operating leases.

Under long-term lease agreements, containers are usually leased from the Company for periods of three to five years. Such leases are generally cancelable with a penalty at the end of each 12-month period. Under master lease agreements, the lessee is not committed to leasing a minimum number of containers from the Company during the lease term and may generally return the containers to the Company at any time, subject to certain restrictions in the lease agreement. Under long-term lease and master lease agreements, revenue is earned and recognized evenly over the period that the equipment is on lease.

Under direct financing and sales-type leases, the containers are usually leased from the Company for the remainder of the container’s useful life with a bargain purchase option at the end of the lease term. Revenue is earned and recognized on direct financing leases over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases. Under sales-type leases, a gain or loss is recognized at the inception of the leases by subtracting the book value of the containers from the estimated fair value of the containers and the remaining revenue is earned and recognized over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases.

The Company’s container leases generally do not include step-rent provisions, nor do they depend on indices or rates.  The Company recognizes revenue on container leases that include lease concessions in the form of free-rent periods using the straight-line method over the minimum terms of the leases.

The following is a schedule, by year, of future minimum lease payments receivable under the long-term leases as of December 31, 2017:

Year ending December 31:
2018	$263,425
2019	189,130
2020	131,427
2021	91,685
2022 and thereafter	120,345
Total future minimum lease payments receivable	$796,012

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its lessees to make required payments. These allowances are based on management’s current assessment of the financial condition of the Company’s lessees and their ability to make their required payments. If the financial condition of the Company’s lessees deteriorates, resulting in an impairment of their ability to make payments, additional allowances may be required.

(f)	Direct Container Expense

Direct container expense represents the operating costs arising from the containers owned by the Company and includes storage, handling, maintenance, Damage Protection Plan (“DPP”) repair, repositioning, agent, insurance expense and repair and recovery costs for problem lessees. These costs are recognized when incurred.

(g)	Containers Held for Resale

The Company, through one or more of its subsidiaries, buys trading containers for resale, which are valued at the lower of cost or market value. The cost of trading containers sold is specifically identified.

(h)	Foreign Currencies

A functional currency is determined for each of the Company’s entities based on the currency of the primary economic environment in which the entity operates. The Company’s functional currency, excluding its foreign subsidiaries, is the U.S. dollar. Assets and liabilities denominated in a currency other than the entity’s functional currency are re-measured into its functional currency at the balance sheet date with a gain or loss recognized in current year net income. Foreign currency exchange gains and losses that arise from exchange rate changes on transactions denominated in a foreign currency are recognized in net income as incurred. Foreign currency exchange gains, reported in direct container expense in the consolidated statements of comprehensive income were $156, $188, and $221 for the years ended December 31, 2017, 2016 and 2015, respectively. For consolidation purposes, the financial statements are translated into U.S. dollars using the current exchange rate for the assets and liabilities and a weighted average exchange rate for the revenues and expenses recorded during the year with any translation adjustment shown as an element of accumulated other comprehensive income.

(i)	Containers and Fixed Assets

Capitalized container costs include the container cost payable to the manufacturer and the associated transportation costs incurred in moving the containers from the manufacturer to the containers’ first destined port. Containers purchased new are depreciated using the straight-line method over their estimated useful lives to an estimated dollar residual value. Containers purchased used are depreciated based upon their remaining useful lives at the date of acquisition to an estimated dollar residual value.

The Company evaluates the estimated residual values and remaining estimated useful lives on a regular basis to determine whether a change in our estimates of useful lives and residual values is warranted.

After the Company performed its regular depreciation policy review during third quarter of 2017, the Company concluded that, beginning July 1, 2017, an increase in the estimated future residual value of its 20’, 40’ and 40’ high cube dry containers, as stated in the below table on the Company’s useful lives and residual values estimates, was appropriate. Depreciation expense may fluctuate in future periods based on fluctuations in these estimates. The net effect of these changes was a decrease in depreciation expense of $7,104 for the year ended December 31, 2017.

After the Company performed its regular depreciation policy review during the third quarter of 2016, the Company concluded that, beginning July 1, 2016, a decrease in the estimated future residual value of its 20’ dry containers, 40’ dry containers, 40’ high cube dry containers and 40’ folding flat rack containers and an increase in the useful lives of its 40’ dry containers, 20’ folding flat rack containers, 20’ open top containers and 40’ flat rack containers, as stated in the below table on the Company’s useful lives and residual values estimates, was appropriate. Depreciation expense may fluctuate in future periods based on fluctuations in these estimates. The effect of these changes was an increase in depreciation expense of $25,126 for the year ended December 31, 2016, of which a $4,402 one-time charge was for containers that were fully depreciated to their previous residual value.

The Company estimates the useful lives and residual values of its containers to be as follows:

	Effective July 1, 2017		July 1, 2016 through June 30, 2017		January 1, 2016 through June 30, 2016
	Estimated useful	Residual	Estimated useful	Residual	Estimated useful	Residual
	life (years)	Value	life (years)	Value	life (years)	Value
Dry containers other than open top and flat rack containers:
20'	13	$1,000	13	$950	13	$1,050
40'	14	$1,200	14	$1,150	13	$1,300
40' high cube	13	$1,350	13	$1,300	13	$1,450
45' high cube dry van	13	$1,500	13	$1,500	13	$1,500
Refrigerated containers:
20'	12	$2,750	12	$2,750	12	$2,750
20' high cube	12	$2,049	12	$2,049	12	$2,049
40' high cube	12	$4,500	12	$4,500	12	$4,500
Open top and flat rack containers:
20' folding flat rack	15	$1,300	15	$1,300	14	$1,300
40' folding flat rack	16	$1,700	16	$1,700	14	$2,000
20' open top	15	$1,500	15	$1,500	14	$1,500
40' open top	14	$2,500	14	$2,500	14	$2,500
Tank containers	20	10% of cost	20	10% of cost	20	10% of cost

The cost, accumulated depreciation and net book value of the Company’s leasing equipment by equipment type as of December 31, 2017 and 2016 were as follows:

	2017			2016 (1)
	Cost	Accumulated Depreciation	Net Book Value	Cost	Accumulated Depreciation	Net Book Value
Dry containers other than open top and flat rack containers:
20'	$1,497,557	$(347,910)	$1,149,647	$1,399,878	$(304,652)	$1,095,226
40'	223,916	(75,610)	148,306	253,226	(76,344)	176,882
40' high cube	2,043,253	(476,238)	1,567,015	1,861,221	(405,503)	1,455,718
45' high cube dry van	29,010	(8,494)	20,516	29,823	(6,957)	22,866
Refrigerated containers:
20'	24,062	(5,394)	18,668	24,420	(3,830)	20,590
20' high cube	5,139	(2,327)	2,812	5,149	(1,948)	3,201
40' high cube	1,002,843	(229,465)	773,378	1,004,532	(169,383)	835,149
Open top and flat rack containers:
20' folding flat	16,595	(3,525)	13,070	16,712	(2,942)	13,770
40' folding flat	43,334	(14,394)	28,940	43,620	(12,634)	30,986
20' open top	10,837	(1,237)	9,600	11,048	(1,069)	9,979
40' open top	26,690	(4,469)	22,221	27,115	(3,778)	23,337
Tank containers	40,729	(3,292)	37,437	31,582	(1,744)	29,838
	$4,963,965	$(1,172,355)	$3,791,610	$4,708,326	$(990,784)	$3,717,542

(1) Certain amounts as of December 31, 2016 have been restated for immaterial corrections of identified errors related to the calculation of the gain on sale of containers, net (see Note 2 “Immaterial Correction of Errors in Prior Periods”).

Fixed assets are recorded at cost and depreciated on a straight-line basis over the estimated useful lives of the assets, ranging from three to seven years.

The Company reviews its containers for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. The Company compares the carrying value of the containers to the expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds expected future undiscounted cash flows, the assets are reduced to fair value. There was no such impairment for the years ended December 31, 2017 and 2016. In addition, containers identified as being available for sale are valued at the lower of carrying value or fair value, less costs to sell.

The Company evaluates the recoverability of the recorded amount of container rental that are unlikely to be recovered from lessees in default. The Company also records impairments to write-down containers held for sale to their estimated fair value less cost to sell. The fair value was estimated based on recent gross sales proceeds for sales of similar containers. When containers are retired or otherwise disposed of, the cost and related accumulated depreciation are removed and any resulting gain or loss is recognized. Any subsequent increase in fair value less costs to sell are recognized as reversal of container impairment but not in excess of the cumulative loss previously recognized.

The Company recorded the following impairments that are included in container impairment in the consolidated statements of comprehensive income (loss) for the years ended December 31, 2017, 2016 and 2015:

	2017	2016	2015
Impairment to write down the value of containers held for sale to their estimated fair value less cost to sell	$15,475	$66,455	$32,680
Impairment on containers from a bankruptcy customer in 2016 and customer that became insolvent in 2015	—	22,961	1,968
Impairment for containers that were unlikely to be recovered from lessees in default (see Note 3 "Insurance Receivable and Impairment")	3,822	5,207	697
Reversal of previously recorded impairments on containers held for sale due to rising used container prices during the year	(11,225)	—	—
Container impairment	$8,072	$94,623	$35,345

During the years ended December 31, 2017, 2016 and 2015, the Company recorded the following net gain on sales of containers, included in gain on sale of containers, net in the consolidated statements of comprehensive (loss) income:

	2017		2016 (1)		2015
	Units	Amount	Units	Amount	Units	Amount
Gain on sale of previously written down containers, net	56,862	$18,662	118,071	$9,151	65,786	$2,336
Gain (loss) on sale of containers not written down, net	55,505	7,548	20,319	(2,390)	45,777	1,118
Gain on sale of containers, net	112,367	$26,210	138,390	$6,761	111,563	$3,454

(1)

Certain amounts as of December 31, 2016 have been restated for immaterial corrections of identified errors related to the calculation of the gain on sale of containers, net (see Note 2 “Immaterial Correction of Errors in Prior Periods”).

If other containers are subsequently identified as available for sale, the Company may incur additional write-downs or may incur losses on the sale of these containers if they are sold. The Company will continue to evaluate the recoverability of recorded amounts of containers and a write-down of certain containers held for continued use and/or an increase in its depreciation rate may be required in future periods for some or all containers.

(j)	Income Taxes

The Company uses the asset and liability method to account for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded when the realization of a deferred tax asset is deemed to be unlikely.

The Company also accounts for income tax positions only if those positions are more likely than not of being sustained.  Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized.  Changes in the recognition or measurement are reflected in the period in which the change in judgment occurs. If there are findings in future regulatory examinations of the Company’s tax returns, those findings may result in an adjustment to income tax expense.

The Company records interest and penalties related to unrecognized tax benefits in income tax expense.

(k)	Maintenance and Repair Expense and Damage Protection Plan

The Company’s leases generally require the lessee to pay for any damage to the container beyond normal wear and tear at the end of the lease term.  The Company offers a DPP to certain lessees of its containers.  Under the terms of the DPP, the Company charges lessees an additional amount primarily on a daily basis and the lessees are no longer obligated for certain future repair costs for containers subject to the DPP.  It is the Company’s policy to recognize these revenues as earned on a daily basis over the related term of its leases. The Company has not recognized revenue and related expense for customers who are billed at the end of their lease terms under the DPP. Based on past history, there is uncertainty as to collectability of these amounts from lessees who are billed at the end of their lease terms because the amounts due under the DPP are typically re-negotiated at the end of the lease terms or the lease terms are extended. The Company uses the direct expense method of accounting for maintenance and repairs.

(l)	Debt Issuance Costs

The Company capitalizes costs directly associated with the issuance or modification of its debt and the balance of the debt issuance costs, net of amortization, are netted against the debt recorded in the consolidated balance sheets.

Debt issuance costs are amortized using the interest rate method and the straight-line method over the general terms of the related fixed principal payment debt and the related revolving debt facilities, respectively, and the amortization is recorded in the consolidated statements of comprehensive income (loss) as interest expense.  In 2017, 2016 and 2015, debt issuance costs of $27,702, $5,969 and $5,853, respectively, were capitalized and amortization of debt issuance costs of $13,201, $9,465 and $7,158, respectively, were recorded in interest expense.

When the Company’s debt is modified or terminated, any unamortized debt issuance costs related to a decrease in borrowing capacity with any of the Company’s lenders is immediately written-off and recorded in interest expense. In 2017, interest expense included $238, $6,516 and $84 of write-offs of unamortized debt issuance costs related to the amendment of TMCL II’s secured debt facility, the redemption of TMCL III’s 2013-1 Bonds, 2014-1 Bonds, the termination of TMCL III’s 2017-A Notes and the amendment of TAP Funding’s secured debt facility, respectively, (see Note 12 “Secured Debt Facilities, Credit Facilities, Term Loan and Bonds Payable, and Derivative Instruments”). No unamortized debt issuance costs were written-off during the year ended December 31, 2016. In 2015, interest expense included $458 of write-offs of unamortized debt issuance costs related to the amendment of TL’s revolving credit facility and the amendment of the Company’s wholly-owned subsidiary, Textainer Marine Containers IV Limited’s (“TMCL IV”) (a Bermuda company), secured debt facility.

(m)	Concentrations

Although substantially all of the Company’s income from operations is derived from assets employed in foreign countries, virtually all of this income is denominated in U.S. dollars. The Company does pay some of its expenses in various foreign currencies. During 2017, 2016 and 2015, $15,143 or 25%, $22,642 or 36%, and $12,700 or 27%, respectively, of the Company’s direct container expenses were paid in up to 20 different foreign currencies. In accordance with its policy, the Company does not hedge these container expenses as there are no significant payments made in any one foreign currency.

The Company’s customers are mainly international shipping lines, which transport goods on international trade routes. Once the containers are on-hire with a lessee, the Company does not track their location. The domicile of the lessee is not indicative of where the lessee is transporting the containers. The Company’s business risk in its foreign concentrations lies with the creditworthiness of the lessees rather than the geographic location of the containers or the domicile of the lessees.  Except for the lessees noted in the table below, no other single lessee made up greater than 10% of the Company’s lease rental income during the years ended December 31, 2017, 2016 and 2015:

	2017	2016 (1)	2015
Mediterranean Shipping Company S.A.	14.4%	12.0%	10.4%
CMA-CGM S.A.	13.6%	14.0%	11.0%

(1)

Certain amounts as of December 31, 2016 have been restated for immaterial corrections of identified errors relating to properly account for lease concessions (see Note 2 “Immaterial Correction of Errors in Prior Periods”).

Mediterranean Shipping Company S.A. accounted for 13.1% and 9.0% of the Company’s gross accounts receivable as of December 31, 2017 and 2016, respectively. CMA-CGM S.A. accounted for 12.9% and 9.1% of the Company’s gross accounts receivable as of December 31, 2017 and 2016, respectively. Hanjin Shipping Co. accounted for 19.9% of the Company’s gross accounts receivable as of December 31, 2016. Hanjin Shipping Co. filed for bankruptcy in August 2016 and the Company’s outstanding accounts receivable with this customer was fully reserved as of December 31, 2016 and was written off as of December 31, 2017 (see Note 3 “Insurance Receivable and Impairment”). There is no other single lessee that accounted for more than 10% of the Company’s gross accounts receivable as of December 31, 2017 and 2016. As of December 31, 2016, the Company’s gross accounts receivable has been restated for immaterial corrections of identified errors pertaining to properly account for lease concessions (see Note 2 “Immaterial Correction of Errors in Prior Periods”).

Total fleet lease rental income differs from reported lease rental income in that total fleet lease rental income comprises revenue earned from leases on containers in the Company’s total fleet, including revenue earned by the Owners from leases on containers in its managed fleet, while the Company’s reported lease rental income only comprises income associated with its owned fleet. Except for the customers noted in the table below, no other customer that individually accounted for over 10% of the lease billings of the Company’s total fleet in 2017, 2016 and 2015:

	2017	2016	2015
Mediterranean Shipping Company S.A.	15.1%	13.6%	11.9%
CMA-CGM S.A.	14.4%	15.4%	12.2%

The Company currently has containers on-hire to approximately 300 customers. The Company’s customers are mainly international shipping lines, but the Company also leases containers to freight forwarding companies and the U.S. military. The Company’s five largest customers accounted for approximately 49.5%, 48.1% and 40.3% of the Company’s total fleet leasing billings in 2017, 2016 and 2015, respectively. During 2017, 2016 and 2015, revenue from the Company’s 20 largest container lessees by lease billings represented 80.0%, 78.9% and 77.4% of the Company’s total fleet container lease billings, respectively.  A default by any of these major customers could have a material adverse impact on the Company’s business, results from operations and financial condition.

As of December 31, 2017 and 2016, approximately 94.4 % and 95.0%, respectively, of the Company’ accounts receivable for its total fleet were from container lessees and customers outside of the U.S. As of December 31, 2017 and 2016, approximately 98.0% and 99.8%, respectively, of the Company’s finance lease receivables for its total fleet were from container lessees and customers outside of the U.S. Except for the countries outside of the U.S. noted in the table below, customers in no other single country made up greater than 10% of the Company’s total fleet container lease rental income during 2017, 2016 and 2015.

Country	2017	2016	2015
Switzerland	15.1%	13.4%	11.5%
France	14.4%	15.3%	12.2%
People's Republic of China	14.4%	14.1%	15.9%
Taiwan	13.9%	12.2%	11.1%
Singapore	10.9%	8.7%	11.0%
Korea	6.8%	9.9%	11.6%

(n)	Derivative Instruments

The Company has entered into various interest rate swap, collar and cap agreements to mitigate its exposure associated with its variable rate debt. The swap agreements involve payments by the Company to counterparties at fixed rates in return for receipts based upon variable rates indexed to the London Inter Bank Offered Rate (“LIBOR”). The differentials between the fixed and variable rate payments under these agreements are recognized in realized losses on interest rate swaps, collars and caps, net in the consolidated statements of comprehensive (loss) income.

As of the balance sheet dates, none of the derivative instruments are designated by the Company for hedge accounting. The fair value of the derivative instruments is measured at each balance sheet date and the change in fair value is recorded in the consolidated statements of comprehensive income as unrealized gains (losses) on interest rate swaps, collars and caps, net.

(o)	Share Options and Restricted Share Units

The Company estimates the fair value of all employee share options awarded under its 2015 Share Incentive Plan (the “2015 Plan”), amended and restated from the 2007 Share Incentive Plan (the “2007 Plan”) on May 21, 2015, on the grant date.  The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company’s consolidated statements of comprehensive income as part of long-term incentive compensation expense.

The Company uses the Black-Scholes-Merton (“Black-Scholes”) option-pricing model to determine the estimated fair value for employee share option awards. The Company uses the fair market value of the Company’s common shares on the grant date, discounted for estimated dividends that will not be received by the employees during the vesting period, for determining the estimated fair value for employee restricted share units.  Compensation expense for employee share awards is recognized on a straight-line basis over the vesting period of the award.  Share-based compensation expense of $6,083, $6,573 and $7,743 was recorded as a part of long-term incentive compensation during 2017, 2016 and 2015, respectively, for share options and restricted share units awarded to employees under the 2015 Plan.

(p)	Comprehensive Income

The Company discloses the effect of its foreign currency translation adjustment as a component of other comprehensive income (loss) in the Company’s consolidated statements of comprehensive income (loss).

(q)	Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s management evaluates its estimates on an ongoing basis, including those related to the container rental equipment, intangible assets, accounts receivable, income taxes, and accruals.

These estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments regarding the carrying values of assets and liabilities. Actual results could differ from those estimates under different assumptions or conditions.

(r)	Net Income (Loss) Attributable to Textainer Group Holdings Limited Common Shareholders per Share

Basic earnings per share (“EPS”) is computed by dividing net income (loss) attributable to Textainer Group Holdings Limited common shareholders by the weighted average number of shares outstanding during the applicable period. Diluted EPS reflects the potential dilution that could occur if all outstanding share options were exercised for, and all outstanding restricted share units were converted into, common shares. Potentially dilutive share options and restricted share units that were anti-dilutive under the treasury stock method were excluded from the computation of diluted EPS. A reconciliation of the numerator and denominator of basic EPS with that of diluted EPS during 2017, 2016 and 2015 is presented as follows:

Share amounts in thousands	2017	2016 (1)	2015
Numerator:
Net income (loss) attributable to Textainer Group Holdings Limited common shareholders	$19,365	$(52,483)	$108,408
Denominator:
Weighted average common shares outstanding-- basic	56,845	56,608	56,953
Dilutive share options and restricted share units	314	—	140
Weighted average common shares outstanding-- diluted	57,159	56,608	57,093
Net income (loss) attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$0.34	$(0.93)	$1.90
Diluted	$0.34	$(0.93)	$1.90

Anti-dilutive share options and restricted share units, excluded from the computation of diluted EPS because they were anti-dilutive	1,164	1,361	1,158

(1)

Amounts for the year ended December 31, 2016 have been restated for immaterial corrections of identified errors pertaining to the calculation of gain on sale of containers, net and to properly account for lease concessions (see Note 2 "Immaterial Correction of Errors in Prior Periods").

Given that the Company had a net loss attributable to Textainer Group Holdings Limited common shareholders for the year ended 2016, there was no dilutive effect of share option and restricted share units.

(s)	Fair Value Measurements

The Company utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.
•

Level 2: Inputs other than quoted prices which are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.

The Company uses the exchange price notion, which is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. Therefore, the definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price).

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2017 and 2016:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
	(Level 1)	(Level 2)	(Level 3)
December 31, 2017
Assets
Interest rate swaps, collars and caps	$—	$7,787	$—
Total	$—	$7,787	$—
Liabilities
Interest rate swaps, collars and caps	$—	$81	$—
Total	$—	$81	$—
December 31, 2016
Assets
Interest rate swaps, collars and caps	$—	$4,816	$—
Total	$—	$4,816	$—
Liabilities
Interest rate swaps, collars and caps	$—	$1,204	$—
Total	$—	$1,204	$—

The following table summarizes the Company’s assets measured at fair value on a non-recurring basis as of December 31, 2017 and 2016:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Years Ended December 31, 2017 and 2016
	(Level 1)	(Level 2)	(Level 3)	Total Impairments (2)
December 31, 2017
Assets
Containers held for sale (1)	$—	$8,984	$—	$15,475
Total	$—	$8,984	$—	$15,475
December 31, 2016
Assets
Containers held for sale (1)	$—	$19,230	$—	$66,455
Total	$—	$19,230	$—	$66,455

(1)

Represents the carrying value of containers included in containers held for sale in the consolidated balance sheets that have been impaired to write down the value of the containers to their estimated fair value less cost to sell.

(2)	Included in container impairment in the accompanying consolidated statements of comprehensive income (loss).

The Company measures the fair value of its $1,284,243 notional amount of interest rate swaps, collars and caps using observable (Level 2) market inputs. The valuation also reflects the credit standing of the Company and the counterparties to the interest rate swaps, collars and caps. The valuation technique utilized by the Company to calculate the fair value of the interest rate swaps, collars and caps is the income approach.  This approach represents the present value of future cash flows based upon current market expectations. The Company’s interest rate swap, collar and cap agreements had net fair value asset and liability of $7,787 and $81, respectively, as of December 31, 2017 and a fair value asset and liability of $4,816 and $1,204, respectively, as of December 31, 2016. The credit valuation adjustment was determined to be $31 and $87 (both of which were additions to the net liabilities) as of December 31, 2017 and 2016, respectively. The change in fair value during 2017, 2016 and 2015 of $4,094, $6,210 and $(1,947), respectively, was recorded in the consolidated statements of comprehensive income (loss) as unrealized gains (losses) on interest rate swaps, collars and caps, net.

When the Company is required to write down the cost basis of its containers held for sale to fair value less cost to sell, the Company measures the fair value of its containers held for sale under a Level 2 input. At December 31, 2017 and 2016, the carrying value of 7,325 and 26,600 containers held for sale have been impaired in $8,984 and $19,230 were net of impairment charges of $4,362 and $15,332, respectively. The Company relies on its recent sales prices for identical or similar assets in markets, by geography, that are active. The Company records impairments to write down the value of containers held for sale to their estimated fair value less cost to sell. Subsequent additions or reductions to the fair values of these written down assets are recorded as adjustments to the carrying value of the equipment held for sale. Any subsequent increase in fair value less costs to sell are recognized as reversal to container impairment but not in excess of the cumulative loss previously recognized.

The Company calculates the fair value of financial instruments and includes this additional information in the notes to the consolidated financial statements when the fair value is different from the book value of those financial instruments. The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable and payable, net investment in direct financing and sales-type leases, due from affiliates, net, container contracts payable, due to owners, net, debt and interest rate swaps, collars and caps. At December 31, 2017 and 2016, the fair value of the Company’s financial instruments approximated the related book value of such instruments except that, the fair value of net investment in direct financing and sales-type leases (including the short-term balance) was approximately $183,305 and $235,769 at December 31, 2017 and 2016, respectively, compared to book values of $182,624 and $237,234 at December 31, 2017 and 2016, respectively. The fair value of long-term debt (including current maturities) based on the borrowing rates available to the Company was approximately $2,995,190 and $2,991,396 at December 31, 2017 and 2016, respectively, compared to book values of $2,990,308 and $3,038,297 at December 31, 2017 and 2016, respectively.

(t)	Recently Issued Accounting Standards and Pronouncements

In March 2016, the FASB issued Accounting Standards Update No. 2016-09, Compensation – Stock Compensation (Topic 718) (“ASU 2016-09”). ASU 2016-09 simplifies several aspects of accounting for share-based payment award transactions which includes accounting for income taxes, classification of excess tax benefits on statement of cash flows, minimum statutory tax withholding requirements and classification of employee taxes paid on the statement of cash flows when an employer withholds shares for tax-withholding purposes. The new guidance also allows an entity to make a policy election to account for forfeitures as they occur. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Company adopted ASU 2016-09 on January 1, 2017 using the prospective transition method for the amendments related to the presentation of excess tax benefits on the statement of cash flows and will continue to account for forfeitures of share-based payment by estimating the number of awards expected to be forfeited and adjusting the estimate when it is likely to change. The Company’s adoption on ASU 2016-09 resulted in no changes to the Company’s 2016 consolidated financial statements.

In August 2016, the FASB issued Accounting Standards Update No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”). This amendment provides guidance on how cash receipts and cash payments are presented and classified in the statement of cash flows for certain scenarios and transactions, as defined in ASU 2016-15. ASU 2016-15 is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption of ASU 2016-15 is permitted. ASU 2016-15 requires the use of the retrospective transition method for all periods presented. The Company early adopted ASU 2016-15 on April 1, 2017, which resulted in a reclassification of $8,195 of insurance proceeds from cash flows from operating activities to cash flows from investing activities in the Company’s consolidated statements of cash flows for the year ended December 31, 2016.

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). This new standard will replace all current U.S. GAAP guidance on this topic and eliminate industry-specific guidance. Leasing revenue recognition is specifically excluded from ASU 2014-09, and therefore, the new standard will only apply to sales of equipment portfolios, dispositions of used equipment and management service agreements. The new guidance defines a five-step process to achieve the core principle of ASU 2014-09, which is to recognize revenues when promised goods or services are transferred to customers in amounts that reflect the consideration to which an entity expects to be entitled for those goods or services. The topic was amended in August 2015 to defer the effective date to annual periods beginning after December 15, 2017.

The Company will adopt the new revenue standards on the effective date of January 1, 2018 using the modified retrospective method of adoption for the first quarter of 2018. The Company does not expect the adoption of ASU 2014-09 to have an impact on the timing of revenue recognition or on its consolidated financial statements. Upon adoption of ASU 2014-09, the revenue recognition for our sales of equipment portfolios, dispositions of used equipment and management service agreements will remain materially consistent with our current practice. The Company will continue to recognize revenue for our equipment sales at a “point in time” following the transfer of control to the customer, which typically occurs upon delivery of containers to the customers. The Company will continue to recognize revenue for our management service agreements “over time” as services are provided to the customers. In addition, ASU 2014-09 requires expanded disclosures of the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers.

In February 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases (Topic 842) (“ASU 2016-02”). ASU 2016-02 will replace all current U.S. GAAP guidance on this topic. Under ASU 2016-02, lessors will account for leases using an approach that is substantially equivalent to existing U.S. GAAP for sales-type leases, direct financing leases and operating leases and lessors should be precluded from recognizing selling profit and revenue at lease commencement for a lease that does not transfer control of the underlying asset to the lessees. A dual approach is to be applied for lessee accounting with lease classification determined in accordance with the principles in existing lease requirements. Under the new guidance, lessees will be required to recognize the following on the balance sheet for all leases at the commencement date, with an exception for short-term leases and leases that commence at or near the end of the underlying asset’s economic life:

(i)	Right-of-use (“ROU”) asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term; and
(ii)	Lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis.

ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, with early application permitted. ASU 2016-02 requires the use of the modified retrospective method for all periods presented, with certain practical expedients available. The Company plans to adopt ASU 2016-02 effective January 1, 2019 and is continuing to analyze and evaluate the potential impact on its current accounting practices, consolidated financial statements and related disclosures. The Company expects the adoption of ASU 2016-02 will not have a material impact on our consolidated balance sheets, consolidated income statements and consolidated cash flow statements. The accounting for capital leases will remain substantially unchanged upon adoption of ASU 2016-02. The Company expects to complete its assessment of the impact of ASU 2016-02 in fiscal year 2018.

In June 2016, the FASB issued Accounting Standards Update No. 2016-13, Financial Instruments – Credit Losses (Topic 326) (“ASU 2016-13”). This guidance affects trade receivables and net investments in leases and the amendments in this update replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses. The guidance requires the measurement of expected credit losses to be based on relevant information from past events, current conditions, and reasonable and supportable information that affect collectability. ASU 2016-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years and with early adoption permitted for fiscal years beginning after December 15, 2018. The Company is currently evaluating the potential impact on its consolidated financial statements and related disclosures. The Company expects to complete its assessment of the impact of ASU 2016-13 in fiscal year 2019.